SCHEDULE 14A INFORMATION
                            ------------------------
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]
check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[   ] Definitive Proxy Statement
[ X ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   Filing by:
                            FIRST BELL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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


                            FIRST BELL BANCORP, INC.
                         300 Delaware Avenue, Suite 1704
                              Wilmington, DE 19801


                                                                  April 15, 1999

Dear Fellow Stockholder:

According to our latest records, we have not yet received your proxy for the important Annual Meeting of Stockholders of First Bell Bancorp, Inc. to be held on April 26, 1999. Please help your company avoid the expense of further solicitation by signing, dating and returning the enclosed proxy card today.

Thank you for your continued support.

Very truly yours,





/s/Albert H. Eckert, II
Albert H. Eckert, II
President and Chief Executive Officer







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